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                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary proxy statement
[ ]  Definitive proxy statement
[X]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, For use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                           WEIRTON STEEL CORPORATION
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                           WEIRTON STEEL CORPORATION
                   (NAME OF PERSON(S) FILING PROXY STATEMENT)

Payment of filing fee (check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing party:

     (4) Date filed:

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
WEIRTON
STEEL CORPORATION






                         PROXY EXPLANATION AND OVERVIEW

Not to be circulated or reproduced, in whole or in part, without expressed permission of Weirton Steel Corporation.



NOVEMBER 6, 2002

WEIRTON
STEEL CORPORATION


                                 OUR OBJECTIVES



O    EXPLAIN WHY WEIRTON STEEL MUST MAKE ADDITIONAL CHANGES


O    EXPLAIN THE ADDITIONAL CHANGES BEING PROPOSED IN THE PROXY


O    EXPLAIN WHAT RISKS WE FACE IF PROXY CHANGES ARE NOT IMPLEMENTED












Not to be circulated or reproduced, in whole or in part, without expressed permission of Weirton Steel Corporation.

WEIRTON
STEEL CORPORATION


                   WEIRTON HAS MADE MAJOR CHANGES TO SURVIVE.



             RESTRUCTURING                  STABILIZE THE BUSINESS          ATTRACT NEW EQUITY          FUNDAMENTALLY REPOSITION
                                                                                                              THE BUSINESS
--------------------------------------     ----------------------------  -------------------------      ---------------------------
O  Implement new collective                O  Strive to gain operating   O  Amend corporate charters    O  Acquisitions
   bargaining agreement                       consistency                   and bylaws

O  Implement exempt staffing reduction                                                                  O  Target investments

O  Consummate vendor financing program

O  Negotiate and implement new senior
   credit facility

O  Successfully complete exchange
   offers











Not to be circulated or reproduced, in whole or in part, without expressed permission of Weirton Steel Corporation.

WEIRTON
STEEL CORPORATION


                     WHY ARE ADDITIONAL CHANGES NECESSARY ?




 O WEIRTON HAS RESTRUCTURED OPERATIONS AND MADE PROACTIVE CHANGES TO SURVIVE AND BE ONE OF ONLY FOUR INTEGRATED MILLS THAT ARE NOT IN BANKRUPTCY.

 O THE STEEL INDUSTRY CONTINUES TO CHANGE RAPIDLY. TO POSITION WEIRTON TO SURVIVE THESE CHANGES, WE MUST GROW LARGER AND REDUCE THE AMOUNT OF COMMODITY PRODUCTS THAT WE SELL.

 O WHEN STEEL INDUSTRY ASSETS BECOME AVAILABLE FOR PURCHASE, WE MUST HAVE THE FUNDING TO BE CONSIDERED A LEGITIMATE BUYER BY THE BANKRUPTCY COURT.

 O IF WE ARE VIEWED AS AN UNQUALIFIED BUYER BECAUSE WE HAVE NOT RAISED THE NECESSARY FUNDING TO COMPLETE A PURCHASE, THE COURT WILL SELL THE ASSETS TO OTHERS WHO HAVE READY FUNDING.

 O WE CAN'T DELAY EFFORTS TO RAISE ACQUISITION FUNDING. WE MUST ARRANGE FUNDING NOW TO BE READY FOR THESE OPPORTUNITIES. US STEEL HAS RECENTLY DONE THIS BY SELLING STOCK AND BY SELLING SEVERAL SUBSIDIARIES.

 O WE CAN'T RAISE EQUITY FUNDING UNLESS WE MAKE CHANGES TO OUR CHARTER TO GIVE AN INVESTOR THE VOTING CONTROL HE WILL REQUIRE.




Not to be circulated or reproduced, in whole or in part, without expressed permission of Weirton Steel Corporation.

WEIRTON
STEEL CORPORATION



                  WHAT CHANGES ARE BEING PROPOSED IN THE PROXY?

O    TWO TYPES OF CHANGES BEING PROPOSED:

     0    Shareholder voting matters that take effect immediately upon approval

     0 Contingent changes that take effect ONLY if a "TRANSFORMATIVE EVENT" occurs.

O PROXY MATTERS HAVE BEEN RECOMMENDED AND APPROVED UNANIMOUSLY BY OUR BOARD OF DIRECTORS, INCLUDING ALL INDEPENDENT STEELWORKERS UNION DIRECTORS.














Not to be circulated or reproduced, in whole or in part, without expressed permission of Weirton Steel Corporation.

WEIRTON
STEEL CORPORATION



              SHAREHOLDER MATTERS THAT WILL TAKE EFFECT IMMEDIATELY


O    SHAREHOLDERS ARE BEING ASKED TO APPROVE FOUR MATTERS:

     o DOWNSIZE THE SIZE OF OUR BOARD OF DIRECTORS FROM 14 PERSONS TO 9 PERSONS to save cost and make the Board size more consistent with other companies our size.


          o    Cost savings are generated by having fewer Board members


     o    PRESERVE THE CURRENT BALANCE BY CHANGING THE COMPOSITION OF THE BOARD:

          o    Old composition: 3 mgmt., 3 ISU, 1 ESOP, 7 independent
          o    New composition: 2 mgmt., 2 ISU, 5 independent


     o ELECT SIX DIRECTORS TO THE DOWNSIZED BOARD to fill the positions of the 6 Directors whose terms have expired


          o Re-elect 4 continuing Directors to the downsized Board and elect 1 new management Director and 1 new outside Director

     o RATIFY THE APPOINTMENT OF KPMG LLP as our independent public accountants (replacing Andersen).






Not to be circulated or reproduced, in whole or in part, without expressed permission of Weirton Steel Corporation.

WEIRTON
Steel Corporation



         CONTINGENT CHANGES BECOME EFFECTIVE UPON A TRANSFORMATIVE EVENT

 O THE SECOND TYPE OF CHANGES -- THOSE THAT BECOME EFFECTIVE ONLY IN THE EVENT OF A TRANSFORMATIVE EVENT -- WILL BE TRIGGERED WHEN ALL OF THE FOLLOWING OCCUR:

     o    THE ACQUISITION OF OR INVESTMENT IN STEEL INDUSTRY ASSETS OR
          BUSINESSES,

     o FUNDED BY AN OUTSIDE EQUITY INVESTOR WHO PURCHASES A MAJORITY OF THE OUTSTANDING STOCK

     o WITH AT LEAST A THREE-YEAR COLLECTIVE BARGAINING AGREEMENT, AS APPROVED BY UNION MEMBERSHIP

O WHEN THESE THREE THINGS HAPPEN, THE BOARD MUST VOTE AND APPROVE THE EVENTS AS A TRANSFORMATIVE EVENT BY A 90% AFFIRMATIVE VOTE.

O AFTER BOARD APPROVAL AND THE CLOSE OF THE TRANSFORMATIVE EVENT, THE CONTINGENT CHANGES BECOME EFFECTIVE.

O IF A TRANSFORMATIVE EVENT (I.E. ALL THREE CONDITIONS AND A 90% BOARD VOTE) DOES NOT OCCUR, THE CONTROL PROVISIONS OF OUR CERTIFICATE OF INCORPORATION AND CHARTER STAY THE SAME AS THEY HAVE BEEN SINCE 1989.


Not to be circulated or reproduced, in whole or in part, without expressed permission of Weirton Steel Corporation.

WEIRTON
Steel Corporation



         CONTINGENT CHANGES BECOME EFFECTIVE UPON A TRANSFORMATIVE EVENT


O IN CONJUNCTION WITH A "TRANSFORMATIVE EVENT" , WEIRTON'S CORPORATE BYLAWS AND CERTIFICATE OF INCORPORATION WOULD BE AMENDED TO:

     o Increase the authorized shares of common and preferred stock so that such shares can be issued to a new investor:

                                OLD                       NEW
                            ----------                -----------
COMMON                      50,000,000                250,000,000
PREFERRED                    7,500,000                 25,000,000
                            ----------                -----------
TOTAL                       57,500,000                275,000,000




     o Change to require a simple majority for all Board actions, including the issuance of securities.

     o Change stockholder approval from 80% supermajority affirmative vote to a simple majority.

     o Change to allow stockholders to vote all of their shares regardless of ownership percentage and not be limited to a 5% ownership of voting stock.

O YOU WILL VOTE ON EACH OF THESE ITEMS INDIVIDUALLY, BUT ALL MUST PASS BY 80% FOR THE CHARTER CHANGES TO PASS.





Not to be circulated or reproduced, in whole or in part, without expressed permission of Weirton Steel Corporation.

WEIRTON
Steel Corporation




                    WHAT HAPPENS IF THE PROXY DOES NOT PASS ?

O    TWO THINGS ARE LIKELY TO HAPPEN.

     o #1: IF OR WHEN STEEL ASSETS COME UP FOR SALE IN THE NEAR FUTURE, WEIRTON WOULD NOT BE CONSIDERED A LEGITIMATE BIDDER AND WOULD LIKELY MISS AN OPPORTUNITY TO REPOSITION OUR BUSINESS.


     o #2: AS A STAND-ALONE STEEL COMPANY, WEIRTON WILL ENTER THE NEXT DOWNTURN IN A HIGHLY VULNERABLE POSITION.










Not to be circulated or reproduced, in whole or in part, without expressed permission of Weirton Steel Corporation.

WEIRTON
Steel Corporation





                             WHAT NEEDS TO BE DONE?

O SPREAD THE WORD THAT EVERYONE MUST PARTICIPATE IN ORDER TO ACHIEVE AN 80% FAVORABLE VOTE.

O    AN 80% VOTE IS VERY DIFFICULT TO ACHIEVE UNDER ANY CIRCUMSTANCES

O    VOTE EACH CARD YOU RECEIVE:

     o    ESOP PARTICIPANTS WILL RECEIVE A "PARTICIPANT INSTRUCTION CARD"

     o THOSE HOLDING SHARES IN CERTIFICATE FORM WILL RECEIVE A PROXY CARD FOR THESE SHARES

     o THOSE HOLDING SHARES THROUGH A BROKER WILL RECEIVE A SEPARATE PROXY CARD FOR THESE SHARES

O    VOTE "FOR" ALL MEASURES PRESENTED ON EACH PROXY BALLOT THAT YOU RECEIVE.




Not to be circulated or reproduced, in whole or in part, without expressed permission of Weirton Steel Corporation.

WEIRTON
Steel Corporation



QUESTIONS AND ANSWERS



























Not to be circulated or reproduced, in whole or in part, without expressed permission of Weirton Steel Corporation.